 Investors Municipal Cash Fund                                                20

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SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Investors Municipal Cash Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. and approval to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The second proposal (Proposal #2) was approved for Investors Pennsylvania Municipal Cash Fund only, but did not receive sufficient votes to be approved for the other funds and the meeting was adjourned. When the meeting reconvened on January 25, 1999, Proposal #2 did not pass for the remaining funds. The following are the results.

1.) APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND
    SCUDDER KEMPER INVESTMENTS, INC. THIS ITEM WAS APPROVED.

          FOR        AGAINST     ABSTAIN
      -----------------------------------
      Tax-Exempt New York Money Market
      Fund
      102,108,541   1,222,294   4,404,760
      Investors Pennsylvania Municipal
        Cash Fund
      3,173,256             0         388
      Investors Florida Municipal Cash
        Fund
      4,856,622        27,312      43,376
      Investors New Jersey Municipal Cash
        Fund
      6,756,337        26,600      53,931
      Investors Michigan Municipal Cash
        Fund
      33,533,961    1,600,724     893,706

2.) TO MODIFY OR ELIMINATE CERTAIN POLICIES AND TO ELIMINATE THE SHAREHOLDER
    APPROVAL REQUIREMENT AS TO CERTAIN OTHER MATTERS. THESE ITEMS WERE APPROVED FOR INVESTORS PENNSYLVANIA MUNICIPAL CASH FUND. THERE WAS AN INSUFFICIENT NUMBER OF VOTES FOR EACH ITEM WITH REGARD TO EACH OF THE OTHER FUNDS AND THESE ITEMS WERE NOT APPROVED FOR THESE FUNDS.

          FOR        AGAINST     ABSTAIN
      -----------------------------------
      INVESTMENT OBJECTIVES
      Tax-Exempt New York Money Market
        Fund
      25,334,367    6,404,917   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,273,951    2,095,632   1,244,925

      INVESTMENT POLICIES
      Tax-Exempt New York Money Market
        Fund
      25,334,470    6,404,814   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,232,036    2,137,547   1,244,925

      DIVERSIFICATION
      Tax-Exempt New York Money Market
        Fund
      25,364,213    6,375,070   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597

 Investors Municipal Cash Fund                                                21
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--------------------------------------------------------------------------------

          FOR        AGAINST     ABSTAIN
      -----------------------------------
      Investors Florida Municipal Cash
      Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,282,544    2,087,039   1,244,925

      BORROWING
      Tax-Exempt New York Money Market
        Fund
      25,334,810    6,404,473   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,819       297,355      84,623
      Investors Michigan Municipal Cash
        Fund
      12,282,544    2,087,039   1,244,925

      SENIOR SECURITIES
      Tax-Exempt New York Money Market
        Fund
      25,371,120    6,368,120   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,282,544    2,087,039   1,244,925

          FOR        AGAINST     ABSTAIN
      -----------------------------------

      CONCENTRATION
      Tax-Exempt New York Money Market
        Fund
      25,337,937    6,401,346   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,282,544    2,087,039   1,244,925

      UNDERWRITING OF SECURITIES
      Tax-Exempt New York Money Market
        Fund
      25,355,771    6,383,512   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,273,951    2,095,632   1,244,925

      INVESTMENT IN REAL ESTATE
      Tax-Exempt New York Money Market
        Fund
      25,334,835    6,404,448   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970

 Investors Municipal Cash Fund                                                22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          FOR        AGAINST     ABSTAIN
      -----------------------------------
      Investors New Jersey Municipal Cash
      Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,273,951    2,095,632   1,244,925

      PURCHASE OF COMMODITIES
      Tax-Exempt New York Money Market
        Fund
      25,317,286    6,421,997   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,268,207    2,101,375   1,244,925

      LENDING
      Tax-Exempt New York Money Market
        Fund
      25,334,094    6,405,189   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,276,801    2,092,782   1,244,925

      MARGIN PURCHASES AND SHORT SALES
      Tax-Exempt New York Money Market
        Fund
      25,295,899    6,443,384   2,261,390

          FOR        AGAINST     ABSTAIN
      -----------------------------------
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,598,350       310,824      84,623
      Investors Michigan Municipal Cash
        Fund
      12,276,801    2,092,782   1,244,925

      PURCHASES OF SECURITIES OF RELATED
        ISSUERS
      Tax-Exempt New York Money Market
        Fund
      25,309,277    6,430,006   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,282,544    2,087,039   1,244,925

      PLEDGING OF ASSETS
      Tax-Exempt New York Money Market
        Fund
      25,329,156    6,410,128   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,599,527       309,647      84,623
      Investors Michigan Municipal Cash
        Fund
      12,276,801    2,092,782   1,244,925

 Investors Municipal Cash Fund                                                23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          FOR        AGAINST     ABSTAIN
      -----------------------------------
      RESTRICTED AND ILLIQUID SECURITIES
      Tax-Exempt New York Money Market
        Fund
      25,281,951    6,457,333   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,276,801    2,092,782   1,244,925

      PURCHASES OF SECURITIES
      Tax-Exempt New York Money Market
        Fund
      25,331,436    6,407,847   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,282,544    2,087,039   1,244,925

      PURCHASES OF PUTS AND CALLS
      Tax-Exempt New York Money Market
        Fund
      25,356,888    6,382,395   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970

          FOR        AGAINST     ABSTAIN
      -----------------------------------
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,282,544    2,087,039   1,244,925

      INVESTMENT FOR THE PURPOSE OF
        EXERCISING CONTROL OR MANAGEMENT
      Tax-Exempt New York Money Market
        Fund
      25,322,237    6,417,047   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,585,887       323,287      84,623
      Investors Michigan Municipal Cash
        Fund
      12,273,951    2,095,632   1,244,925

      INVESTMENT IN MINERAL EXPLORATION
      Tax-Exempt New York Money Market
        Fund
      25,305,144    25,295,770  2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,599,527       309,647      84,623
      Investors Michigan Municipal Cash
        Fund
      12,268,207    2,101,375   1,244,925

      INVESTMENT IN ISSUERS WITH SHORT
        HISTORIES
      Tax-Exempt New York Money Market
        Fund
      25,295,770    6,443,513   2,261,390

 Investors Municipal Cash Fund                                                24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          FOR        AGAINST     ABSTAIN
      -----------------------------------
      Investors Pennsylvania Municipal
      Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,598,350       310,824      84,623
      Investors Michigan Municipal Cash
        Fund
      12,276,801    2,092,782   1,244,925

      INVESTMENT IN OTHER INVESTMENT
        COMPANIES
      Tax-Exempt New York Money Market
        Fund
      25,364,205    6,375,078   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,282,544    2,087,039   1,244,925

      INVESTMENT IN NON-US GOVERNMENT
        SECURITIES
      Tax-Exempt New York Money Market
        Fund
      25,343,622    6,395,661   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623

          FOR        AGAINST     ABSTAIN
      -----------------------------------
      Investors Michigan Municipal Cash
        Fund
      12,270,173    2,099,410   1,244,925

      INVESTMENT OTHER THAN IN ACCORDANCE
        WITH OBJECTIVE AND POLICIES
      Tax-Exempt New York Money Market
        Fund
      25,283,828    6,455,455   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,268,207    2,101,375   1,244,925

      INVESTMENT IN MUNICIPAL SECURITIES
      Tax-Exempt New York Money Market
        Fund
      25,373,906    6,365,377   2,261,390
      Investors Pennsylvania Municipal
        Cash Fund
      2,243,801       898,246      31,597
      Investors Florida Municipal Cash
        Fund
      1,642,856       408,509     215,970
      Investors New Jersey Municipal Cash
        Fund
      1,611,990       297,184      84,623
      Investors Michigan Municipal Cash
        Fund
      12,282,544    2,087,039   1,244,925